UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OSI Systems, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OSI SYSTEMS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

Your **Vote** Counts!

OSI SYSTEMS, INC.

2022 Annual Meeting

Vote by December 12, 2022

11:59 PM ET

You invested in OSI SYSTEMS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 13, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 29, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

December 13, 2022
10:00 AM PST

12525 Chadron Ave.
Hawthorne, CA 90250

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Deepak Chopra 02) William F. Ballhaus 03) Kelli Bernard 04) Gerald Chizever 05) James B. Hawkins 06) Meyer Luskin	**For**
2.	Ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2023.	**For**
3.	Advisory vote to approve the Company's named executive officer compensation for the fiscal year ended June 30, 2022.	**For**

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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